                                                              EXHIBIT I(A)(12)

               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              POWER OF ATTORNEY

                               Bruce D. Gardner
                               Joseph H. Gareau
                                Joseph Kanarek
                                Thomas M. Marra
                                Lowndes A. Smith
                              Lizabeth H. Zlatkus
                             Donald J. Znamierowski

do hereby jointly and severally authorize Bruce D. Gardner or Rodney J. Vessels to sign as their agent, any Registration Statement, pre-effective amendment, and any post-effective amendment of the ITT Hartford Life and Annuity Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

   /s/ Bruce D. Gardner
----------------------------------     Dated:------------------------
       Bruce D. Gardner


   /s/ Joseph H. Gareau
----------------------------------     Dated:------------------------
       Joseph H. Gareau


   /s/ Joseph Kanarek                             12-9-94
----------------------------------     Dated:------------------------
       Joseph Kanarek


   /s/ Thomas M. Marra                            12-9-94
----------------------------------     Dated:------------------------
       Thomas M. Marra


   /s/ Lowndes A. Smith
----------------------------------     Dated:------------------------
       Lowndes A. Smith


   /s/ Lizabeth H. Zlatkus
----------------------------------     Dated:------------------------
       Lizabeth H. Zlatkus


   /s/ Donald J. Znamierowski                     12-8-94
----------------------------------     Dated:------------------------
       Donald J. Znamierowski